Exhibit 13.2

CERTIFICATION BY THE PRINCIPAL FINANCIAL OFFICER

PURSUANT

TO 18 U.S.C.

SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002*

In connection with the Annual Report on Form 20-F of Evaxion Biotech A/S (the “Company”) for the year ended December 31, 2021, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Niels Iversen Møller, as Interim Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2022

By:	/s/ Niels Iversen Møller
Name:	Niels Iversen Møller
Title:	Interim Chief Financial Officer